UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
TRIDENT MICROSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Preliminary Copy
TRIDENT MICROSYSTEMS, INC.
Proxy for the Annual Meeting of Stockholders
To be held on [·]
Solicited by the Board of Directors
     The undersigned hereby appoints Sylvia Summers Couder and David L. Teichmann, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Trident Microsystems, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 3408 Garrett Drive, Santa Clara, California 95054, on [·], [·], at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated [·] (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.
     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR ALL NOMINEES IN PROPOSAL 5 AND FOR PROPOSALS 1 THROUGH 4, 6 AND 7.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

☐ FOLD AND DETACH HERE ☐
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
Please mark
your votes as
indicated in
this example ☒

     A vote FOR the following proposals is recommended by the Board of Directors:
     1. To approve the issuance of Trident common stock to NXP B.V. pursuant to the Share Exchange Agreement, dated as of October 4, 2009 (as it may be amended from time to time), between Trident Microsystems, Inc., Trident Microsystems (Far East) Ltd. and NXP, B.V., a copy of which is attached as Annex A to the Proxy Statement.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN
     2. To consider and vote on a proposal to approve the Amendment to the Certificate of Incorporation of Trident, as amended, a copy of which is attached as Annex B to the Proxy Statement.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN
     3. To approve the Trident Microsystems, Inc. 2010 Equity Incentive Plan, a copy of which is attached as Annex F to the Proxy Statement.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN
     4. To consider and vote on a proposal to approve a voluntary program (the “Exchange Program”) that will permit eligible employees to exchange certain outstanding stock options that are “underwater” for a lesser number of shares of restricted stock or restricted stock units to be granted under the Trident Microsystems, Inc. 2010 Equity Incentive Plan if adopted by the stockholders at this meeting, and if the Trident Microsystems, Inc. 2010 Equity Incentive Plan is not adopted by the stockholders or is not implemented because the share issuance to NXP is not approved, under the Trident Microsystems, Inc. 2006 Equity Incentive Plan.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN
     5. To elect the following two (2) persons as directors to hold office until the earliest of the Trident annual meeting of stockholders to be held following Trident’s fiscal year ending December 31, 2011, his or her removal, or his or her resignation:

☐	FOR all nominees listed below (except as marked to the contrary below.)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)
Brian R. Bachman
J. Carl Hsu

     6. To ratify the appointment of PricewaterhouseCoopers LLP as Trident’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN
     7. To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes to (i) approve the share issuance to NXP pursuant to the Share Exchange Agreement, (ii) approve the Charter Amendment, (iii) approve the adoption of the Trident Microsystems, Inc. 2010 Equity Incentive Plan, and (iv) approve the Exchange Program, at the time of the Annual Meeting.
☐     FOR     ☐     AGAINST     ☐     ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.
Signature: Signature:	Date: Date:

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder annual meeting date.
TRIDENT MICROSYSTEMS, INC.
INTERNET
[·]
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
[·]
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.